                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)


                               SEPTEMBER 20, 1995



                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



               0-13941                                    95-3525565
         (Commission File Number)             (IRS Employer Identification No.)


          16215 ALTON PARKWAY
          IRVINE, CALIFORNIA                                92718
(Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code
                                 (714) 727-4141



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS
---------------------

On September 20, 1995, the Company announced changes to its worldwide manufacturing operations with the resignation of Kirby Coryell, senior vice president, worldwide manufacturing operations and an officer. The Company also announced the promotion of Gary Weaver, formerly vice president, operations, Americas, to senior vice president, worldwide manufacturing operations, and an officer replacing Coryell; and named Bob Parmelee as vice president, service and support for the Americas. A copy of the press release is attached to this report, and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

Exhibit
Number    Description
-------   -----------

99 Press release issued by the Registrant on September 20, 1995, announcing senior executive changes in manufacturing and service and support operations.



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     AST Research, Inc.
                                            __________________________________
                                                        (Registrant)



                                            By /s/ BRUCE C. EDWARDS
                                               -------------------------------
                                               Bruce C. Edwards
                                               Executive Vice President
                                                and Chief Financial Officer



Date:  September 20, 1995
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